Exhibit 10.2

GLAUKOS CORPORATION

AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Amendment”) is made as of January 22, 2013, by and among GLAUKOS CORPORATION, a Delaware corporation (the “Company”), each of the Investors (as defined in the Existing Agreement, as that term is defined below), Fjordinvest, LLC, FG Group LLC, Orasis, LLC, Hosheng Tu (collectively, the “Founders”), Lighthouse Capital Partners IV, L.P. and Lighthouse Capital Partners V, L.P. (collectively, “Lighthouse”).

R E C I T A L S

A.                                    The Company, certain of its stockholders who own shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock, the Founders and Lighthouse are parties to that certain Fourth Amended and Restated Investors’ Rights Agreement dated as of January 25, 2011 (the “Existing Agreement”).

B.                                    In connection with the purchase and sale of shares of Series F Preferred Stock, par value $.001 per share (the “Series F Preferred Stock”), pursuant to the terms of a Series F Preferred Stock Purchase Agreement of even date herewith by and among the Company and the other parties thereto (as may be amended from time to time, the “Purchase Agreement”), the Company and the parties to the Existing Agreement desire to amend the Existing Agreement to include thereunder the Series F Preferred Stock, to make certain conforming changes resulting therefrom and to correct Schedule A thereto.

THE PARTIES AGREE AS FOLLOWS:

1.                                      The Existing Agreement is hereby amended as follows:

(a)                                 Section 1(d) of the Existing Agreement is hereby amended to read in its entirety as follows:

““Convertible Securities” shall mean the Company’s Series A Preferred Stock, par value $.001 per share (“Series A Preferred Stock”), Series B Preferred Stock, par value $.001 per share (“Series B Preferred Stock”), Series C Preferred Stock, par value $.001 per share (“Series C Preferred Stock”), Series D Preferred Stock, par value $.001 per share (“Series D Preferred Stock”), Series E Preferred Stock, par value $.001 per share (“Series E Preferred Stock”), and the Series F Preferred Stock, par value $.001 per share, of the Company (“Series F Preferred Stock”).”

(b)                                 Section 1(r) of the Existing Agreement is hereby amended to read in its entirety as follows:

““Voting Agreement” shall mean that certain Third Amended and Restated Voting Agreement, dated as of January 22, 2013, by and among the Company, the Stockholders (as such term is used therein) and the Investors (as such term is used therein).””

(c)                                  Section 2.12 of the Existing Agreement is hereby amended to read in its entirety as follows:

“The Company agrees to use commercially reasonable efforts to not, for a period of eighteen (18) months following January 22, 2013, increase the number of shares reserved for issuance pursuant to any of its stock option plans, as may be in existence during such period.”

(d) Section 3.9 of the Existing Agreement is hereby amended to read in its entirety as follows:

“If requested in writing by the underwriters for the initial Qualified Public Offering, each holder of Registrable Securities who is a party to this Agreement shall agree not to sell publicly any shares of Registrable Securities or any other securities of the Company (other than shares of Registrable Securities or other securities of the Company being registered in such offering), without the consent of such underwriters, for a period of not more than one hundred eighty (180 days) following the effective date of the registration statement relating to the initial Qualified Public Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, however, that the Company shall use commercially reasonable efforts to convince such managing underwriters to allow for alternative means of liquidity for the holders if, in the opinion of such managing underwriters, such liquidity can be provided without an adverse impact on such initial Qualified Public Offering; and, provided, further, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section; and, provided, further that the extension of the 180-day period referred to above shall not apply in the event that the Company qualifies as an “Emerging Growth Company” pursuant to Section 2(a)(19) of the Exchange Act, as amended by the Jumpstart Our Business Startup Act of 2012.”

(e)                                  Section 6.8 of the Existing Agreement is amended to add at the end thereof the following sentence:

“Each Investor who is a party to this Agreement hereby waives the Right of First Refusal (as defined in this Agreement), any pro rata allocation rights and any notice requirements set forth in Section 4 of this Agreement in connection with the offer, sale and issuance of the Series F Preferred Stock.”

(f)                                   Schedule A to the Existing Agreement is hereby amended to read in its entirety as Schedule A attached to this Amendment, which includes all purchasers of Series F Preferred Stock.

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2.                                      Except as set forth under Section 1 above, the Existing Agreement is not being amended or modified hereby and is in full force and effect in accordance with its terms (as amended hereby).

3.                                      This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within the State of Delaware by Delaware residents.

4.                                      This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

GLAUKOS CORPORATION

By:	/s/ Thomas W. Burns
Thomas W. Burns,
President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ Thomas W. Burns
Thomas W. Burns

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

FJORDINVEST, LLC

By:	/s/ Olav Bergheim
Olav Bergheim, Manager

FG GROUP, LLC

By:

/s/ Morteza A. Gharib
Morteza A. Gharib,
Managing Member

ORASIS, LLC

By:

/s/ Richard A. Hill
Richard A. Hill,
Managing Member

/s/ Hosheng Tu
Hosheng Tu

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

DOMAIN PARTNERS IV, L.P.
By:
One Palmer Square Associates IV, L.L.C.,
its General Partner

	By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

DP IV ASSOCIATES, L.P.
By:
One Palmer Square Associates IV, L.L.C.
its General Partner

	By: :	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

DOMAIN PARTNERS VIII, L.P.
By:
One Palmer Square Associates VIII, L.L.C.,
its General Partner

	By: :	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

DP VIII ASSOCIATES, L.P.
By:
One Palmer Square Associates VIII, L.L.C.
its General Partner

	By: :	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker,
Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

FRAZIER HEALTHCARE V, L.P.
By: FHM V, LP, its General Partner
By: FHM V, LLC, its General Partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge,
Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

GUND INVESTMENT LLC

By:	/s/ Warren S. Thaler
Name:	Warren S. Thaler
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

INTERWEST PARTNERS IX, LP
By: InterWest Management Partners IX, LLC

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman,
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

MONTREUX EQUITY PARTNERS IV, LP

By: Montreux Equity Management IV, LLC, its General Partner

By:	/s/ Daniel K. Turner III
Daniel K. Turner III, Managing Member

MONTREUX IV ASSOCIATES, LLC

By: Montreux Equity Management IV, LLC, its General Partner

By:	/s/ Daniel K. Turner III
Daniel K. Turner III, Managing Member

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SBST-LS)

By:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ORBIMED ASSOCIATES III, LP

By:	/s/ Jonathan Silverstein

ORBIMED PRIVATE INVESTMENTS III, LP

By:	/s/ Jonathan Silverstein

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

VERSANT VENTURE CAPITAL I, L.P.
By:
VERSANT VENTURES I, L.L.C.
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

VERSANT AFFILIATES FUND I-A, L.P.
By:
VERSANT VENTURES I, L.L.C.
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

VERSANT AFFILIATES FUND I-B, L.P.
By:
VERSANT VENTURES I, L.L.C.
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

VERSANT SIDE FUND I, L.P.
By:
VERSANT VENTURES I, L.L.C.
its General Partner

	By:	/s/ William J. Link
William J. Link, Ph.D.
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

MERITECH CAPITAL PARTNERS III L.P.

By:	Meritech Capital Associates III L.L.C.
its General Partner

By:	Meritech Management Associates III L.L.C
a managing member

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

MERITECH CAPITAL AFFILIATES III L.P.

By:	Meritech Capital Associates III L.L.C.
its General Partner

By:	Meritech Management Associates III L.L.C
a managing member

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ David Klay
David Klay

/s/ David Haffner
David Haffner

/s/ Richard L. Harrison
Richard L. Harrison

/s/ Chris Calcaterra
Chris Calcaterra

/s/ Harold A. Heitzmann
Harold A. Heitzmann CGM IRA Rollover

George G. Montgomery

/s/ William J. Burns
William J. Burns

/s/ Steven Henderson
Steven Henderson

Laurie Haffner

/s/ Michael Burns
Michael Burns

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

/s/ Hugh Neuharth
Hugh Neuharth

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT